Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P.
Reports Second Quarter 2018 Results

HOUSTON, August 9, 2018 - Natural Resource Partners L.P. (NYSE:NRP) today reported second quarter of 2018 results as follows:

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands, except per unit data)	2018	2017	2018	2018	2017
Net income from continuing operations (1)	$39,123	$25,857	$26,088	$65,211	$31,968
Adjusted EBITDA (2)	60,272	62,670	54,886	115,158	113,938

Diluted net income per common unit	$1.75	$1.13	$1.15	$2.95	$1.64

Net cash from operating activities of continuing operations	$54,379	$35,105	$20,211	$74,590	$55,594
Net cash from investing activities of continuing operations	(1,660)	2,737	(173)	(1,833)	669
Net cash from financing activities of continuing operations	(20,896)	(110,004)	(28,713)	(49,609)	(55,851)
Distributable cash flow (2)	52,841	38,330	20,845	73,686	56,877
Free cash flow (2)	52,029	35,187	19,302	71,331	53,899

(1)	Net income from continuing operations during the three and six months ended June 30, 2018 included income of $12.7 from a royalty dispute settlement in our Soda Ash business segment.

(2)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

"Strong metallurgical and thermal coal export demand and stable domestic coal prices provided the foundation for another solid quarter of operating results. We remain steadfast on maximizing free cash flow and strengthening our balance sheet by reducing debt and improving our liquidity," said NRP President and Chief Operating Officer, Craig Nunez.

NRP improved its liquidity since the end of the first quarter of 2018 by $31.8 million to $108.0 million at June 30, 2018, consisting of $53.0 million of cash and $55.0 million of borrowing capacity available under its credit facility. NRP's consolidated Debt-to-Adjusted EBITDA ratio at June 30, 2018 was 3.5x.

With respect to the second quarter of 2018, NRP declared a cash distribution of $0.45 per common unit and a cash distribution of $7.5 million on NRP’s preferred units. NRP's distribution coverage ratio over the last twelve months was 6.6x before taking into account the $30 million annual distribution on NRP's preferred units, and 5.3x after taking into account this preferred unit distribution.

Segment Information

Coal Royalty and Other

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Net income	$40,650	$42,084	$40,728	$81,378	$77,178
Adjusted EBITDA (1)	45,157	47,459	46,070	91,227	91,304

Net cash from operating activities of continuing operations	$51,725	$38,537	$38,793	$90,518	$76,469
Net cash from investing activities of continuing operations	699	2,888	1,143	1,842	2,894
Net cash from financing activities of continuing operations	—	17	—	—	33
Distributable cash flow (1)	52,424	41,426	39,936	92,360	79,363
Free cash flow (1)	52,254	40,134	39,280	91,534	78,480

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.
Net income and Adjusted EBITDA for the three and six months ended June 30, 2018 remained steady compared to the prior year periods and the prior quarter. These consistent results are reflective of the strong export demand and steady domestic markets for metallurgical and thermal coal over the last twelve months. Approximately 67% of NRP's coal royalty revenues and approximately 54% of its coal royalty production was derived from metallurgical coal during the six months ended June 30, 2018.
Net cash from operating activities of continuing operations, distributable cash flow and free cash flow increased during the three and six months ended June 30, 2018 as compared to the prior year periods and the prior quarter primarily as a result of the timing of cash receipts from both coal royalty production and minimums and property tax reimbursements.
Soda Ash

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Net income	$16,529	$8,389	$9,621	$26,150	$18,683
Adjusted EBITDA (1)	12,250	12,250	12,250	24,500	24,500

Net cash from operating activities of continuing operations	$12,250	$9,862	$10,153	$22,403	$22,112
Net cash from investing activities of continuing operations	—	2,388	2,097	2,097	2,388
Distributable cash flow (1)	12,250	12,250	12,250	24,500	24,500
Free cash flow (1)	12,250	12,250	12,250	24,500	24,500

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.
Net income increased during the three and six months ended June 30, 2018 as compared to the prior year periods and the prior quarter primarily as a result of Ciner Wyoming's litigation settlement of its royalty dispute that resulted in $12.7 million of net income in the second quarter of 2018. This increase was partially offset by unexpected repairs during a scheduled outage in May 2018 that resulted in lower production and sales compared to prior year periods and the prior quarter. This repair was successfully completed and operations resumed prior to the end of the quarter.

Construction Aggregates

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Net Income (loss)	$2,941	$2,636	$(1,975)	$966	$1,097
Adjusted EBITDA (1)	6,128	5,844	902	7,030	8,219

Net cash from operating activities of continuing operations	$486	$5,476	$2,797	$3,283	$9,522
Net cash from investing activities of continuing operations	(2,359)	(2,539)	(3,413)	(5,772)	(4,613)
Net cash from financing activities of continuing operations	(466)	(1,000)	(49)	(515)	(1,096)
Distributable cash flow (1)	(1,751)	3,424	191	(1,560)	5,523
Free cash flow (1)	(2,393)	1,573	(696)	(3,089)	3,428

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.
The Construction Aggregates segment continues to perform consistently compared to prior year periods as demonstrated by the steady net income and Adjusted EBITDA. Net income and Adjusted EBITDA for the three months ended June 30, 2018 increased compared to the prior quarter as a result of the seasonality of the construction aggregates business. Production and sales are typically lower in the first quarter of each year due to the winter weather.
Net cash from operating activities of continuing operations, distributable cash flow and free cash flow decreased compared to the prior year comparable periods and the prior quarter primarily due to the timing of certain operating payments. We expect strong cash collections in the second half of 2018.
Corporate and Finance

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Net loss	$(20,997)	$(27,252)	$(22,286)	$(43,283)	$(64,990)
Adjusted EBITDA (1)	(3,263)	(2,883)	(4,336)	(7,599)	(10,085)

Net cash from operating activities of continuing operations	$(10,082)	$(18,770)	$(31,532)	$(41,614)	$(52,509)
Net cash from financing activities of continuing operations	(20,430)	(109,021)	(28,664)	(49,094)	(54,788)
Distributable cash flow (1)	(10,082)	(18,770)	(31,532)	(41,614)	(52,509)
Free cash flow (1)	(10,082)	(18,770)	(31,532)	(41,614)	(52,509)

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Net loss decreased $6.3 million during the three months ended June 30, 2018 as compared to the three months ended June 30, 2017 primarily due to a $4.1 million loss on the early extinguishment of debt in 2017, and $2.4 million lower net interest expense due to lower debt. Net cash from operating activities of continuing operations, distributable cash flow and free cash flow increased $8.7 million during the period primarily as a result of interest payments made in 2017 on NRP's 9.125% Senior Notes that were fully repaid in the fourth quarter of 2017.
Net loss decreased $1.3 million during the three months ended June 30, 2018 as compared to the three months ended March 31, 2018 primarily due to timing of certain general and administrative costs and lower interest expense. Net cash from operating activities of continuing operations, distributable cash flow and free cash flow increased $21.5 million during the period primarily due to the timing of interest payments.
Net loss decreased $21.7 million during the six months ended June 30, 2018 as compared to the six months ended June 30, 2017 primarily due to $12.0 million of debt modification and early extinguishment costs in connection with the 2017 recapitalization transaction and $7.2 million of lower net interest expense due to lower debt. Net cash from operating activities of continuing operations, distributable cash flow and free cash flow increased $10.9 million during the period primarily as a result of lower cash paid for interest due to lower debt and lower general and administrative costs due to performance awards paid in 2017 in connection with the recapitalization transaction.
Conference Call
A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 379-6938 and provide the conference code 55454889. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com. Audio replays of the conference call will be available for approximately one week. To access the replay, dial (855) 859-2056 and provide the conference code 55454889 or visit the Investor Relations section of NRP’s website.
Company Profile

Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns interests in coal, aggregates and industrial minerals across the United States. A large percentage of NRP's revenues are generated from royalties and other passive income. In addition, NRP owns a construction aggregates company and an equity investment in Ciner Wyoming, a trona/soda ash operation.

For additional information, please contact Kathy H. Roberts at 713-751-7555 or kroberts@nrplp.com. Further information about NRP is available on the partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership. These risks include, but are not limited to, commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by our lessees; unanticipated geologic problems; our liquidity, leverage and access to capital and financing sources; changes in the legislative or regulatory environment, litigation risk, and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

“Distributable cash flow” is a non-GAAP financial measure that we define as net cash provided by operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings, proceeds from sales of assets, including those included in discontinued operations, and return of long-term contract receivables (including affiliate); less maintenance capital expenditures and distributions to non-controlling interest. Distributable cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Distributable cash flow may not be calculated the same for us as for other companies. In addition, Distributable cash flow presented below is not calculated or presented on the same basis as Distributable cash flow as defined in our partnership agreement, which is used as a metric to determine whether we are able to increase quarterly distributions to our common unitholders. Distributable cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.
“Free cash flow” is a non-GAAP financial measure that we define as net cash provided by operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings and return of long-term contract receivables (including affiliate); less maintenance and expansion capital expenditures, cash flow used in mitigation payments and acquisition costs classified as financing activities and distributions to non-controlling interest. Free cash flow is calculated before mandatory debt repayments. Free cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow may not be calculated the same for us as for other companies. Free cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.

"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment and net income attributable to non-controlling interest; plus total distributions from unconsolidated investment, interest expense, net, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement or Consolidated EBITDDA as defined in Opco's debt agreements. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.
“Adjusted net income attributable to NRP” is a non-GAAP financial measure that we define as Net income attributable to NRP plus restructuring transaction expenses that include debt modification expense, loss on extinguishment of debt and restructuring-related incentive compensation expense, asset impairments and income (loss) from discontinued operations; less gain on sale of assets. Adjusted net income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted net income is useful in evaluating our financial performance because restructuring transaction expenses are one time charges, gains on asset sales are not related to the operations of our business and asset impairments are non-cash charges. Excluding these from net income allows us to better compare results from ongoing operations period-over-period.
"Return on capital employed" is a non-GAAP financial measure that we define as Net income from continuing operations plus interest expense divided by the sum of equity and debt. Return on capital employed should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed. The measure provides an indication of operating performance before the impact of leverage in the capital structure.

-Financial Tables, Reconciliation of Non-GAAP Measures and Recap of Metrics Follow-

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Comprehensive Income
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands, except per unit data)	2018	2017	2018	2018	2017
Revenues and other income
Coal royalty and other	$48,711	$32,768	$45,973	$94,684	$67,762
Coal royalty and other—affiliates	188	11,338	237	425	22,843
Transportation and processing services	5,002	4,146	5,383	10,385	4,146
Transportation and processing services—affiliates	—	1,374	—	—	6,013
Construction aggregates	34,233	27,363	26,424	60,657	52,846
Road construction and asphalt paving services	6,176	6,192	728	6,904	7,930
Equity in earnings of Ciner Wyoming	16,529	8,389	9,621	26,150	18,683
Gain on asset sales, net	210	3,361	660	870	3,405
Total revenues and other income	$111,049	$94,931	$89,026	$200,075	$183,628
Operating expenses
Operating and maintenance expenses	$38,301	$31,020	$29,968	$68,269	$60,648
Operating and maintenance expenses—affiliates	4,065	2,219	2,465	6,530	4,774
Depreciation, depletion and amortization	8,563	8,165	7,957	16,520	17,889
Amortization expense—affiliate	—	240	—	—	1,008
General and administrative	2,414	2,031	3,405	5,819	8,109
General and administrative—affiliates	849	852	931	1,780	1,976
Asset impairments	—	—	242	242	1,778
Total operating expenses	$54,192	$44,527	$44,968	$99,160	$96,182

Income from operations	$56,857	$50,404	$44,058	$100,915	$87,446
Other income (expense)
Interest expense, net	$(17,734)	$(20,308)	$(17,970)	$(35,704)	$(43,432)
Debt modification expense	—	(132)	—	—	(7,939)
Loss on extinguishment of debt	—	(4,107)	—	—	(4,107)
Other expense, net	$(17,734)	$(24,547)	$(17,970)	$(35,704)	$(55,478)

Net income from continuing operations	$39,123	$25,857	$26,088	$65,211	$31,968
Income (loss) from discontinued operations	(34)	133	(14)	(48)	(74)
Net income	$39,089	$25,990	$26,074	$65,163	$31,894
Less: net income attributable to non-controlling interest	(869)	—	—	(869)	—
Net income attributable to NRP	$38,220	$25,990	$26,074	$64,294	$31,894
Less: income attributable to preferred unitholders	(7,500)	(7,538)	(7,500)	(15,000)	(10,038)
Net income attributable to common unitholders and general partner	$30,720	$18,452	$18,574	$49,294	$21,856

Net income attributable to common unitholders	$30,105	$18,015	$18,203	$48,308	$21,419
Net income attributable to the general partner	$615	$437	$371	$986	$437

Income from continuing operations per common unit
Basic	$2.46	$1.46	$1.49	$3.95	$1.76
Diluted	$1.75	$1.13	$1.16	$2.96	$1.64
Net income per common unit
Basic	$2.46	$1.47	$1.49	$3.95	$1.75
Diluted	$1.75	$1.13	$1.15	$2.95	$1.64

Net income	$39,089	$25,990	$26,074	$65,163	$31,894
Add: comprehensive loss from unconsolidated investment and other	(434)	(13)	(1,125)	(1,559)	(1,145)
Comprehensive income	$38,655	$25,977	$24,949	$63,604	$30,749
Less: comprehensive income attributable to non-controlling interest	(869)	—	—	(869)	—
Comprehensive income attributable to NRP	$37,786	$25,977	$24,949	$62,735	$30,749

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Cash flows from operating activities
Net income	$39,089	$25,990	$26,074	$65,163	$31,894
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	8,563	8,165	7,957	16,520	17,889
Amortization expense—affiliates	—	240	—	—	1,008
Distributions from unconsolidated investment	12,250	9,862	10,153	22,403	22,112
Equity earnings from unconsolidated investment	(16,529)	(8,389)	(9,621)	(26,150)	(18,683)
Gain on asset sales, net	(210)	(3,361)	(660)	(870)	(3,405)
Debt modification expense	—	132	—	—	7,939
Loss on extinguishment of debt	—	4,107	—	—	4,107
Income (loss) from discontinued operations	34	(133)	14	48	74
Asset impairments	—	—	242	242	1,778
Unit-based compensation expense	281	(254)	792	1,073	3
Amortization of debt issuance costs and other	1,202	2,371	771	1,973	3,344
Other—affiliates	—	(1,308)	(190)	(190)	(1,173)
Change in operating assets and liabilities:
Accounts receivable	(3,737)	(3,263)	(5,189)	(8,926)	(4,530)
Accounts receivable—affiliates	(46)	432	67	21	236
Accounts payable	1,020	(940)	(845)	175	46
Accounts payable—affiliates	(641)	(254)	1,531	890	2
Accrued liabilities	1,788	646	(5,169)	(3,381)	(7,302)
Accrued liabilities—affiliates	—	—	(515)	(515)	—
Accrued interest	8,902	3,676	(9,777)	(875)	3,405
Deferred revenue	3,691	3,412	2,346	6,037	4,489
Deferred revenue—affiliates	—	(7,269)	—	—	(10,166)
Other items, net	(1,278)	1,243	2,230	952	2,527
Net cash provided by operating activities of continuing operations	$54,379	$35,105	$20,211	$74,590	$55,594
Net cash used in operating activities of discontinued operations	(35)	(247)	(412)	(447)	(531)
Net cash provided by operating activities	$54,344	$34,858	$19,799	$74,143	$55,063
Cash flows from investing activities
Distributions from unconsolidated investment in excess of cumulative earnings	$—	$2,388	$2,097	$2,097	$2,388
Proceeds from sale of assets	224	1,655	687	911	1,268
Return of long-term contract receivables	529	1,207	487	1,016	1,207
Return of long-term contract receivables—affiliate	—	390	—	—	804
Acquisition of plant and equipment and other	(2,413)	(2,903)	(3,444)	(5,857)	(4,998)
Net cash provided by (used in) investing activities of continuing operations	$(1,660)	$2,737	$(173)	$(1,833)	$669
Net cash provided by investing activities of discontinued operations	—	173	—	—	202
Net cash provided by (used in) investing activities	$(1,660)	$2,910	$(173)	$(1,833)	$871

Consolidated Statements of Cash Flows—Continued
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Cash flows from financing activities
Proceeds from issuance of preferred units and warrants, net	$—	$—	$—	$—	$242,100
Proceeds from issuance of 2022 Senior Notes, net	—	—	—	—	103,688
Borrowings on credit facility	—	—	35,000	35,000	—
Repayments of loans	(7,272)	(97,282)	(40,800)	(48,072)	(348,292)
Redemption of preferred units paid-in-kind	—	—	(8,844)	(8,844)	—
Distributions to common unitholders and general partner	(5,623)	(5,619)	(5,617)	(11,240)	(11,234)
Distributions to preferred unitholders	(7,500)	(1,250)	(7,765)	(15,265)	(1,250)
Contributions to discontinued operations	(35)	(74)	(412)	(447)	(329)
Debt issuance costs and other	(466)	(5,779)	(275)	(741)	(40,534)
Net cash used in financing activities of continuing operations	$(20,896)	$(110,004)	$(28,713)	$(49,609)	$(55,851)
Net cash provided by financing activities of discontinued operations	35	74	412	447	329
Net cash used in financing activities	$(20,861)	$(109,930)	$(28,301)	$(49,162)	$(55,522)

Net increase (decrease) in cash and cash equivalents	$31,823	$(72,162)	$(8,675)	$23,148	$412
Cash and cash equivalents at beginning of period	$21,152	$112,945	$29,827	29,827	40,371
Cash and cash equivalents at end of period	$52,975	$40,783	$21,152	$52,975	$40,783

Supplemental cash flow information:
Cash paid during the period for interest from continuing operations	$7,132	$15,029	$26,023	$33,155	$34,880
Non-cash investing and financing activities:
Plant, equipment and mineral rights funded with accounts payable or accrued liabilities	$870	$—	$24	$894	$—
Issuance of 2022 Senior Notes in exchange for 2018 Senior Notes	$—	$—	$—	$—	$240,638

Natural Resource Partners L.P.
Financial Tables

Consolidated Balance Sheets
	June 30,	December 31,
	2018	2017
(In thousands, except unit data)	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$52,975	$29,827
Accounts receivable, net	59,312	47,026
Accounts receivable—affiliates	140	161
Inventory	8,048	7,553
Prepaid expenses and other	4,391	5,838
Current assets of discontinued operations	988	991
Total current assets	125,854	91,396
Land	24,809	25,247
Plant and equipment, net	47,917	46,170
Mineral rights, net	873,716	883,885
Intangible assets, net	47,924	49,554
Equity in unconsolidated investment	245,524	245,433
Long-term contracts receivable	39,878	40,776
Other assets	6,184	6,547
Other assets—affiliate	—	156
Total assets	$1,411,806	$1,389,164
LIABILITIES AND CAPITAL
Current liabilities
Accounts payable	$7,801	$6,957
Accounts payable—affiliates	1,453	562
Accrued liabilities	12,848	16,890
Accrued liabilities—affiliates	—	515
Accrued interest	14,609	15,484
Current portion of deferred revenue	2,732	—
Current portion of long-term debt, net	75,188	79,740
Current liabilities of discontinued operations	—	401
Total current liabilities	114,631	120,549
Deferred revenue	17,136	100,605
Long-term debt, net	723,147	729,608
Other non-current liabilities	2,385	2,808
Other non-current liabilities—affiliate	—	346
Total liabilities	857,299	953,916
Commitments and contingencies
Class A Convertible Preferred Units (250,000 and 258,844 units issued and outstanding at June 30, 2018 and December 31, 2017, respectively, at $1,000 par value per unit; liquidation preference of $1,500 per unit)	164,587	173,431
Partners’ capital:
Common unitholders’ interest (12,245,920 and 12,232,006 units issued and outstanding at June 30, 2018 and December 31, 2017, respectively)	326,125	199,851
General partner’s interest	4,427	1,857
Warrant holders' interest	66,816	66,816
Accumulated other comprehensive loss	(4,872)	(3,313)
Total partners’ capital	392,496	265,211
Non-controlling interest	(2,576)	(3,394)
Total capital	389,920	261,817
Total liabilities and capital	$1,411,806	$1,389,164

Natural Resource Partners L.P.
Financial Tables

Consolidated Statement of Partners' Capital
(Unaudited)
	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2017	12,232	$199,851	$1,857	$66,816	$(3,313)	$265,211	$(3,394)	$261,817
Cumulative effect of adoption of accounting standard	—	88,448	1,805	—	—	90,253	—	90,253
Net income (1)	—	63,008	1,286	—	—	64,294	869	65,163
Distributions to common unitholders and general partner	—	(11,015)	(225)	—	—	(11,240)	—	(11,240)
Distributions to preferred unitholders	—	(14,960)	(305)	—	—	(15,265)	—	(15,265)
Issuance of unit-based awards	14	410	—	—	—	410	—	410
Unit-based awards amortization and vesting	—	333	—	—	—	333	—	333
Comprehensive loss from unconsolidated investment and other	—	50	9	—	(1,559)	(1,500)	(51)	(1,551)
Balance at June 30, 2018	12,246	$326,125	$4,427	$66,816	$(4,872)	$392,496	$(2,576)	$389,920

(1)
Net income includes $15.0 million attributable to Preferred Unitholders that accumulated during the period, of which $14.7 million is allocated to the common unitholders and $0.3 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables (Unaudited)

The tables below presents NRP's unaudited business results by segment for the three and six months ended June 30, 2018 and 2017 and the three months ended March 31, 2018:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended June 30, 2018
Revenues and other income	$53,901	$16,529	$40,409	$—	$110,839
Gains on asset sales, net	168	—	42	—	210
Total revenues and other income	$54,069	$16,529	$40,451	$—	$111,049
Net income (loss) from continuing operations	$40,650	$16,529	$2,941	$(20,997)	$39,123
Adjusted EBITDA (1)	$45,157	$12,250	$6,128	$(3,263)	$60,272
Distributable cash flow (1)	$52,424	$12,250	$(1,751)	$(10,082)	$52,841
Free cash flow (1)	$52,254	$12,250	$(2,393)	$(10,082)	$52,029

Three Months Ended June 30, 2017
Revenues and other income	$49,626	$8,389	$33,555	$—	$91,570
Gains on asset sales, net	3,184	—	177	—	3,361
Total revenues and other income	$52,810	$8,389	$33,732	$—	$94,931
Net income (loss) from continuing operations	$42,084	$8,389	$2,636	$(27,252)	$25,857
Adjusted EBITDA (1)	$47,459	$12,250	$5,844	$(2,883)	$62,670
Distributable cash flow (1)	$41,426	$12,250	$3,424	$(18,770)	$38,330
Free cash flow (1)	$40,134	$12,250	$1,573	$(18,770)	$35,187

Three Months Ended March 31, 2018
Revenues and other income	$51,593	$9,621	$27,152	$—	$88,366
Gains on asset sales, net	651	—	9	—	660
Total revenues and other income	$52,244	$9,621	$27,161	$—	$89,026
Asset impairments	$242	$—	$—	$—	$242
Net income (loss) from continuing operations	$40,728	$9,621	$(1,975)	$(22,286)	$26,088
Adjusted EBITDA (1)	$46,070	$12,250	$902	$(4,336)	$54,886
Distributable cash flow (1)	$39,936	$12,250	$191	$(31,532)	$20,845
Free cash flow (1)	$39,280	$12,250	$(696)	$(31,532)	$19,302

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Natural Resource Partners L.P.
Financial Tables (Unaudited)

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Six Months Ended June 30, 2018
Revenues and other income	$105,494	$26,150	$67,561	$—	$199,205
Gains on asset sales, net	819	—	51	—	870
Total revenues and other income	$106,313	$26,150	$67,612	$—	$200,075
Asset impairments	$242	$—	$—	$—	$242
Net income (loss) from continuing operations	$81,378	$26,150	$966	$(43,283)	$65,211
Adjusted EBITDA (1)	$91,227	$24,500	$7,030	$(7,599)	$115,158
Distributable cash flow (1)	$92,360	$24,500	$(1,560)	$(41,614)	$73,686
Free cash flow (1)	$91,534	$24,500	$(3,089)	$(41,614)	$71,331

Six Months Ended June 30, 2017
Revenues and other income	$100,764	$18,683	$60,776	$—	$180,223
Gains on asset sales, net	3,213	—	192	—	3,405
Total revenues and other income	$103,977	$18,683	$60,968	$—	$183,628
Asset impairments	$1,778	$—	$—	$—	$1,778
Net income (loss) from continuing operations	$77,178	$18,683	$1,097	$(64,990)	$31,968
Adjusted EBITDA (1)	$91,304	$24,500	$8,219	$(10,085)	$113,938
Distributable cash flow (1)	$79,363	$24,500	$5,523	$(52,509)	$56,877
Free cash flow (1)	$78,480	$24,500	$3,428	$(52,509)	$53,899

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Natural Resource Partners L.P.
Financial Tables (Unaudited)

Operating Statistics - Coal Royalty and Other

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands, except per ton data)	2018	2017	2018	2018	2017
Coal production (tons)
Appalachia
Northern	916	247	225	1,141	1,454
Central	4,163	3,897	3,545	7,709	7,597
Southern	396	690	546	942	1,253
Total Appalachia	5,475	4,834	4,316	9,792	10,304
Illinois Basin	739	734	743	1,482	2,751
Northern Powder River Basin	808	910	1,233	2,041	1,859
Total coal production	7,022	6,478	6,292	13,315	14,914

Coal royalty revenue per ton
Appalachia
Northern	$3.52	$3.78	$4.73	$3.76	$1.06
Central	5.65	5.05	5.71	5.68	5.25
Southern	6.85	5.69	7.16	7.03	6.03
Illinois Basin	4.72	4.06	4.14	4.43	3.50
Northern Powder River Basin	2.25	2.62	2.24	2.24	2.63
Combined average coal royalty revenue per ton	4.95	4.62	4.93	4.94	4.26

Coal royalty revenues
Appalachia
Northern	$3,230	$933	$1,066	$4,296	$1,540
Central	23,520	19,691	20,232	43,752	39,875
Southern	2,712	3,927	3,914	6,626	7,559
Total Appalachia	29,462	24,551	25,212	54,674	48,974
Illinois Basin	3,485	2,978	3,075	6,560	9,624
Northern Powder River Basin	1,815	2,384	2,765	4,580	4,882
Unadjusted coal royalty revenue	34,762	29,913	31,052	$65,814	$63,480
Coal royalty adjustment for minimum leases	(3,355)	—	(2,361)	(5,716)	—
Total coal royalty revenue	$31,407	$29,913	$28,691	$60,098	$63,480

Other revenues
Production lease minimum revenue	$102	$7,547	$425	$527	$12,743
Minimum lease straight line revenue	6,769	—	6,760	13,529	—
Property tax revenue	1,523	1,100	1,182	2,705	3,798
Wheelage	1,641	1,025	1,974	3,615	2,292
Coal overriding royalty revenue	3,702	1,885	2,872	6,574	2,709
Aggregates royalty revenue	1,572	1,452	1,091	2,663	2,696
Oil and gas royalty revenues	1,354	924	2,898	4,252	2,415
Other	829	260	317	1,146	472
Total other revenues	17,492	14,193	17,519	35,011	27,125
Coal royalty and other	48,899	44,106	46,210	95,109	90,605
Transportation and processing services	5,002	5,520	5,383	10,385	10,159
Gain on asset sales, net	168	3,184	651	819	3,213
Total coal royalty and other segment revenues and other income	$54,069	$52,810	$52,244	$106,313	$103,977

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended June 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$51,725	$12,250	$486	$(10,082)	$54,379
Add: proceeds from the sale of assets	170	—	54	—	224
Add: return of long-term contract receivables	529	—	—	—	529
Less: maintenance capital expenditures	—	—	(2,291)	—	(2,291)
Distributable cash flow	$52,424	$12,250	$(1,751)	$(10,082)	$52,841
Less: proceeds from the sale of assets	(170)	—	(54)	—	(224)
Less: expansion capital expenditures	—	—	(122)	—	(122)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(466)	—	(466)
Free cash flow	$52,254	$12,250	$(2,393)	$(10,082)	$52,029

Three Months Ended June 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$38,537	$9,862	$5,476	$(18,770)	$35,105
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,388	—	—	2,388
Add: proceeds from the sale of assets	1,292	—	363	—	1,655
Add: return of long-term contract receivables (including affiliate)	1,597	—	—	—	1,597
Less: maintenance capital expenditures	—	—	(2,415)	—	(2,415)
Distributable cash flow	$41,426	$12,250	$3,424	$(18,770)	$38,330
Less: proceeds from the sale of assets	(1,292)	—	(363)	—	(1,655)
Less: expansion capital expenditures	—	—	(488)	—	(488)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(1,000)	—	(1,000)
Free cash flow	$40,134	$12,250	$1,573	$(18,770)	$35,187

Three Months Ended March 31, 2018
Net cash provided by (used in) operating activities of continuing operations	$38,793	$10,153	$2,797	$(31,532)	$20,211
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	—	2,097
Add: proceeds from sale of assets	656	—	31	—	687
Add: return of long-term contract receivable	487	—	—	—	487
Less: maintenance capital expenditures	—	—	(2,637)	—	(2,637)
Distributable cash flow	$39,936	$12,250	$191	$(31,532)	$20,845
Less: proceeds from the sale of assets	(656)	—	(31)	—	(687)
Less: expansion capital expenditures	—	—	(807)	—	(807)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(49)	—	(49)
Free cash flow	$39,280	$12,250	$(696)	$(31,532)	$19,302

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Six Months Ended June 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$90,518	$22,403	$3,283	$(41,614)	$74,590
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	—	2,097
Add: proceeds from the sale of assets	826	—	85	—	911
Add: return of long-term contract receivables	1,016	—	—	—	1,016
Less: maintenance capital expenditures	—	—	(4,928)	—	(4,928)
Distributable cash flow	$92,360	$24,500	$(1,560)	$(41,614)	$73,686
Less: proceeds from the sale of assets	(826)	—	(85)	—	(911)
Less: expansion capital expenditures	—	—	(929)	—	(929)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(515)	—	(515)
Free cash flow	$91,534	$24,500	$(3,089)	$(41,614)	$71,331

Six Months Ended June 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$76,469	$22,112	$9,522	$(52,509)	$55,594
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,388	—	—	2,388
Add: proceeds from the sale of assets	883	—	385	—	1,268
Add: return of long-term contract receivables (including affiliates)	2,011	—	—	—	2,011
Less: maintenance capital expenditures	—	—	(4,384)	—	(4,384)
Distributable cash flow	$79,363	$24,500	$5,523	$(52,509)	$56,877
Less: proceeds from the sale of assets	(883)	—	(385)	—	(1,268)
Less: expansion capital expenditures	—	—	(614)	—	(614)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(1,096)	—	(1,096)
Free cash flow	$78,480	$24,500	$3,428	$(52,509)	$53,899

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended June 30, 2018
Net income (loss) from continuing operations	$40,650	$16,529	$2,941	$(20,997)	$39,123
Less: equity earnings from unconsolidated investment	—	(16,529)	—	—	(16,529)
Less: net income attributable to non-controlling interest	(869)	—	—	—	(869)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	—	17,734	17,734
Add: depreciation, depletion and amortization	5,376	—	3,187	—	8,563
Adjusted EBITDA	$45,157	$12,250	$6,128	$(3,263)	$60,272

Three Months Ended June 30, 2017
Net income (loss) from continuing operations	$42,084	$8,389	$2,636	$(27,252)	$25,857
Less: equity earnings from unconsolidated investment	—	(8,389)	—	—	(8,389)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	178	20,130	20,308
Add: debt modification expense	—	—	—	132	132
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: depreciation, depletion and amortization	5,375	—	3,030	—	8,405
Adjusted EBITDA	$47,459	$12,250	$5,844	$(2,883)	$62,670

Three Months Ended March 31, 2018
Net income (loss) from continuing operations	$40,728	$9,621	$(1,975)	$(22,286)	$26,088
Less: equity earnings from unconsolidated investment	—	(9,621)	—	—	(9,621)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	20	17,950	17,970
Add: depreciation, depletion and amortization	5,100	—	2,857	—	7,957
Add: asset impairments	242	—	—	—	242
Adjusted EBITDA	$46,070	$12,250	$902	$(4,336)	$54,886

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Six Months Ended June 30, 2018
Net income (loss) from continuing operations	81,378	$26,150	$966	$(43,283)	$65,211
Less: equity earnings from unconsolidated investment	—	(26,150)	—	—	(26,150)
Less: net income attributable to non-controlling interest	(869)	—	—	—	(869)
Add: total distributions from unconsolidated investment	—	24,500	—	—	24,500
Add: interest expense, net	—	—	20	35,684	35,704
Add: depreciation, depletion and amortization	10,476	—	6,044	—	16,520
Add: asset impairments	242	—	—	—	242
Adjusted EBITDA	$91,227	$24,500	$7,030	$(7,599)	$115,158

Six Months Ended June 30, 2017
Net income (loss) from continuing operations	$77,178	$18,683	$1,097	$(64,990)	$31,968
Less: equity earnings from unconsolidated investment	—	(18,683)	—	—	(18,683)
Add: total distributions from unconsolidated investment	—	24,500	—	—	24,500
Add: interest expense, net	—	—	573	42,859	43,432
Add: debt modification expense	—	—	—	7,939	7,939
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: depreciation, depletion and amortization	12,348	—	6,549	—	18,897
Add: asset impairments	1,778	—	—	—	1,778
Adjusted EBITDA	$91,304	$24,500	$8,219	$(10,085)	$113,938

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted Net Income Attributable to NRP
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2018	2017	2018	2018	2017
Net income attributable to NRP	$38,220	$25,990	$26,074	$64,294	$31,894
Add: debt modification expense	—	132	—	—	7,939
Add: loss on extinguishment of debt	—	4,107	—	—	4,107
Add: restructuring-related incentive compensation expense	—	—	—	—	3,847
Less: income from Ciner Wyoming's royalty dispute settlement	(12,678)	—	—	(12,678)	—
Adjusted net income attributable to NRP	$25,542	$30,229	$26,074	$51,616	$47,787

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Last Twelve Months Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Three Months Ended
(In thousands)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	Last 12 Months
Net cash provided by operating activities of continuing operations	$25,800	$46,444	$20,211	$54,379	$146,834
Add: distributions from unconsolidated investment in excess of cumulative earnings	3,258	—	2,097	—	5,355
Add: proceeds from the sale of assets	151	563	687	224	1,625
Add: return on long-term contract receivables	600	399	487	529	2,015
Less: maintenance capital expenditures	(926)	(1,025)	(2,637)	(2,291)	(6,879)
Distributable cash flow	$28,883	$46,381	$20,845	$52,841	$148,950
Less: proceeds from the sale of assets	(151)	(563)	(687)	(224)	(1,625)
Less: expansion capital expenditures	(311)	(39)	(807)	(122)	(1,279)
Less: mitigation payments and acquisition costs classified as financing activities	—	(197)	(49)	(466)	(712)
Free cash flow	$28,421	$45,582	$19,302	$52,029	$145,334

Common Unit Distribution	$0.45	$0.45	$0.45	$0.45	$1.80

Distribution Coverage Ratio (1)					6.6	x

Less: Preferred Distributions					$(30,000)

Distributable cash flow after Preferred Distributions					$118,950

Distribution Coverage Ratio after Preferred Distributions (2)					5.3	x

(1)	Distribution Coverage Ratio is calculated as last twelve months' DCF divided by annual common unit distributions times number of common units and general partner units outstanding.

(2)
Distribution Coverage Ratio is calculated as last twelve months' DCF less preferred distributions divided by annual common unit distributions times number of common units and general partner units outstanding.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Last Twelve Months Adjusted EBITDA
(Unaudited)

	Three Months Ended
(In thousands)	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	Last 12 Months
Net income from continuing operations	$26,499	$30,741	$26,088	$39,123	$122,451
Less: equity earnings from unconsolidated investment	(8,993)	(12,781)	(9,621)	(16,529)	(47,924)
Less: net income attributable to non-controlling interest	—	—	—	(869)	(869)
Add: total distributions from unconsolidated investment	12,250	12,250	12,250	12,250	49,000
Add: interest expense, net	20,080	19,123	17,970	17,734	74,907
Add: depreciation, depletion and amortization	8,306	8,790	7,957	8,563	33,616
Add: asset impairments	—	1,253	242	—	1,495
Adjusted EBITDA	$58,142	$59,376	$54,886	$60,272	$232,676

Debt—at June 30, 2018					$814,772
Leverage Ratio (1)					3.5	x

(1)	Leverage Ratio is calculated as last twelve months' Adjusted EBITDA divided by the outstanding principal value of our debt as of June 30, 2018.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Return on Capital Employed
(Unaudited)

(In thousands)
Last 12 Months Ended June 30, 2018
Net income from continuing operations	$122,451
Interest expense, net	74,907

As of June 30, 2018
Total capital	$389,920
Debt	814,772

ROCE	16%

Income from Ciner Wyoming's royalty dispute settlement	12,678
ROCE excluding income from Ciner Wyoming's royalty dispute settlement	15%

-end-